UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2006
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                               TRIAD GUARANTY INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                       0-22342                      56-1838519
  --------------                 ------------             ----------------------
  State or Other                  Commission                  I.R.S. Employer
  Jurisdiction of                 File Number              Identification Number
  Incorporation

                            101 SOUTH STRATFORD ROAD
                       WINSTON-SALEM, NORTH CAROLINA 27104
               (Address of principal executive offices) (Zip Code)

                                 (336) 723-1282
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ /Written  communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

/ /Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ /Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

/ /Pre-commencement  communications pursuant to Rule 13c-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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ITEM 1.01-ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 15, 2006 Triad Guaranty Inc., its affiliates and its subsidiaries (the "Company") extended the employment agreement for Mr. Ron D. Kessinger for a period of six months. Pursuant to the terms of the employment agreement filed in the Company's Form 8-K on January 11, 2006, the agreement provided that Mr. Kessinger would assume the role of Senior Executive Vice President and Assistant to the President and CEO effective January 16, 2006. The employment agreement also provided through July 15, 2006, Mr. Kessinger would work seven (7) to ten
(10) days per month at the rate of $25,000 per month, and that this term may be extended on a month to month basis upon mutual agreement of the parties. The parties agreed to a six month extension of this employment agreement on July 15, 2006 and a copy of the amendment to the employment agreement setting forth such extension is attached hereto as Exhibit 10.36 and incorporated herein by reference. Mr. Kessinger's employment agreement otherwise remains unchanged.

ITEM 8.01 OTHER EVENTS.

Triad Guaranty Inc. announced on July 15, 2006 that it is filing a formal notice of its intention to submit an application to incorporate a Canadian subsidiary to begin operations in Canada. Pending regulatory approvals, the Canadian company will be a monoline provider of mortgage guaranty insurance and operate as a wholly owned subsidiary of Triad Guaranty Inc. It will be named Triad Guaranty Insurance Corporation Canada in English and "Corporation d'assurance Triad Guaranty du Canada" in French. Pending regulatory approvals, operations could start in Canada sometime in 2007.

A copy of the press release dated July 15, 2006 announcing the notice of intent to submit a formal application to begin operations in Canada is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

        10.36 -- Amendment to Employment Agreement between Company and Ron D. Kessinger dated July 15, 2006.

        99.1   -- Press Release Dated July 15, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Triad Guaranty Inc.

Date: July 17, 2006                    By:      /s/ Kenneth J. Jones
                                                ----------------------
                                       Name:   Kenneth J. Jones
                                       Title:  Senior VP and Chief Financial
                                               Officer